                                                                                        Exhibit 99.1

                                       Joint Filer Information

Date of Event Requiring Statement:              November 15, 2010

Issuer Name and Ticker or Trading Symbol:       TRW Automotive Holdings Corp. (TRW)

Designated Filer:                               Automotive Investors L.L.C.

Other Joint Filers:                             Blackstone Management Associates IV L.L.C., Blackstone
                                                Capital Partners IV-A L.P., Blackstone Family Investment
                                                Partnership IV-A L.P., Blackstone Capital Partners IV L.P.,
                                                Blackstone Automotive Co-Invest Capital Partners L.P.,
                                                Blackstone Holdings III L.P., Blackstone Holdings III GP
                                                L.L.C., The Blackstone Group L.P., Blackstone Group
                                                Management L.L.C. and Mr. Stephen A. Schwarzman

Addresses:                                      The principal business address of each of the Joint Filers above is c/o The Blackstone Group L.P., 345 Park Avenue,
                                                New York, New York 10154

Signatures:

                                                Automotive Investors L.L.C.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Management Associates IV L.L.C.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Capital Partners IV-A L.P.

                                                By: Blackstone Management Associates IV L.L.C., its General
                                                    Partner

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Capital Partners IV L.P.

                                                By: Blackstone Management Associates IV L.L.C., its General
                                                    Partner

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Automotive Co-Invest Capital Partners L.P.

                                                By: Blackstone Management Associates IV L.L.C., its General
                                                    Partner

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Family Investment Partnership IV-A L.P.

                                                By: Blackstone Management Associates IV L.L.C., its General
                                                    Partner

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Holdings III L.P.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Holdings III GP L.L.C.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Group L.P.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                Blackstone Group Management L.L.C.

                                                By:    /s/ Robert L. Friedman
                                                       --------------------------
                                                Name:  Robert L. Friedman
                                                Title: Authorized Person

                                                       /s/ Stephen A. Schwarzman
                                                       ----------------------------------
                                                       Stephen A. Schwarzman